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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)         April 30, 2002
                                                --------------------------------



                          Susquehanna Bancshares, Inc.
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Pennsylvania                          0-10674                23-2201716
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(State or Other Jurisdiction       (Commission             (IRS Employer
      of Incorporation)            File Number)          Identification No.)


26 North Cedar Street, Lititz, Pennsylvania                        17543
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code   (717) 626-4721
                                                     ---------------------------

                                 Not Applicable
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             (Former Name or Address, if Changed Since Last Report)

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ITEM 5.     OTHER EVENTS

Susquehanna Bancshares, Inc. ("Susquehanna") has agreed to acquire The Addis Group, Inc. ("Addis"), a property and casualty insurance brokerage located in King of Prussia, Pennsylvania.

Pursuant to the definitive Stock Purchase Agreement with Addis and its shareholders, dated April 30, 2002, Susquehanna will acquire all of the outstanding stock of Addis. The acquisition is expected to close in the second quarter of 2002, subject to customary closing conditions.

A copy of Susquehanna's Press Release regarding the acquisition is attached hereto as Exhibit 99 and is hereby incorporated by reference.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (c)  Exhibits.

            Reference is made to the Exhibit Index annexed hereto and made a part hereof.

SIGNATUIRES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Susquehanna has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SUSQUEHANNA BANCSHARES, INC.




Date:  May 2, 2002                     By: /s/ William J. Reuter
                                           -------------------------------------
                                                 William J. Reuter
                                                 President and Chief Executive
                                                           Officer

                                       2

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EXHIBIT INDEX


Exhibit

99 Press Release - Press Release of Susquehanna, dated April 30, 2002, regarding the execution of the Stock Purchase Agreement